T. Rowe Price Global Allocation Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2023 revised to May 23, 2023

T. Rowe Price Real Assets Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

The following changes are effective November 1, 2023.

In the Summary Prospectuses and Section 1 of each Prospectus, the disclosure under “Management” is supplemented as follows:

T. Rowe Price Australia Limited (Price Australia) is added as an investment subadviser to the fund.

In Section 2 of each Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price Australia under which Price Australia is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Australia is an investment adviser registered under the Investment Advisers Act of 1940 and a wholly owned subsidiary of Price International which is a wholly owned subsidiary of Price Associates which itself is a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Australia is an Australian public company limited by shares and holds an Australian Financial Services Licence issued by the Australian Securities & Investments Commission (ASIC) and provides investment management services for clients who seek to primarily invest in global securities markets. Price Australia is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia.

The date of this supplement is October 25, 2023.

G52-041 10/25/23